EXHIBIT 99.7

                           Military Resale Group, Inc.
                              2180 Executive Circle
                        Colorado Springs, Colorado 08906


                                             November  4,  2002

Via  EDGAR

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     Re: Military Resale Group, Inc. Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2002

Ladies  and  Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                   Very  truly  yours,

                                   Military  Resale  Group,  Inc.

                                   By:  /s/  Ethan  D.  Hokit
                                        ---------------------
                                        Name:  Ethan  D.  Hokit
                                        Title:  President